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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-116545) pertaining to the Amended and Restated 2001 Equity Incentive Plan, 2004 Non-Employee Directors' Stock Option Plan, and the 2004 Employee Stock Purchase Plan of Metabasis Therapeutics, Inc. of our report dated March 7, 2005, included in the Annual Report (Form 10-K) for the year ended December 31, 2004.

                      /s/  ERNST & YOUNG LLP

San Diego, California
March 28, 2005

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM